UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  MARCH 7, 2008

POLO RALPH LAUREN CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
001-13057	13-2622036
(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Polo Ralph Lauren Corporation (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on March 12, 2008, to report that Deloitte & Touche LLP (“Deloitte & Touche”) has completed its audit services for the fiscal year ending March 29, 2008. As disclosed in the Form 8-K, the Audit Committee of the Company’s Board of Directors approved the engagement of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm commencing with the fiscal year ending March 28, 2009.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(a)	Previous Independent Registered Public Accounting Firm

On March 7, 2008, the Audit Committee of the Board of Directors of the Company notified Deloitte & Touche that it had determined to dismiss Deloitte & Touche as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services conducted by Deloitte & Touche for the fiscal year ending March 29, 2008. The dismissal of Deloitte & Touche became effective on May 28, 2008.

During the Company’s two fiscal years ended March 29, 2008 and March 31, 2007, and through May 28, 2008, the date of Deloitte & Touche’s audit report in respect of the financial statements for the fiscal year ended March 29, 2008, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte & Touche’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte & Touche’s audit report dated May 28, 2008 (which was included in the Company’s Annual Report on Form 10-K filed on May 28, 2008) on the Company’s consolidated financial statements as of and for the two fiscal years ended March 29, 2008 and March 31, 2007, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit report included an explanatory paragraph related to the Company’s adoption of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” effective April 1, 2007, the Company’s elected application of Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” effective April 2, 2006 and the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as revised, effective April 2, 2006.

The Company furnished a copy of the above disclosures to Deloitte & Touche and requested that Deloitte & Touche provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
16.1	Letter from Delitte & Touche LLP dated May 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION

Date:	June 3, 2008	By:	/s/ Tracey T. Travis
			Name:	Tracey T. Travis
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1	Letter from Deloitte & Touche LLP dated May 30, 2008